Exhibit 99.2

Synovus						4 of 9
INCOME STATEMENT
(In thousands, except per share data)	2007	2006				1st Quarter
	First	Fourth	Third	Second	First	'07 vs. '06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$549,253	547,088	535,038	499,191	440,977	24.6%
Interest Expense	261,637	253,998	241,027	210,510	177,057	47.8

Net Interest Income (Taxable Equivalent)	287,616	293,090	294,011	288,681	263,920	9.0
Tax Equivalent Adjustment	1,354	1,458	1,409	1,478	1,484	(8.8)

Net Interest Income	286,262	291,632	292,602	287,203	262,436	9.1
Provision for Loan Losses	20,515	18,675	18,390	18,534	19,549	4.9

Net Interest Income After Provision	265,747	272,957	274,212	268,669	242,887	9.4

Non-Interest Income:
Electronic Payment Processing Services	228,742	302,370	231,753	231,274	220,472	3.8
Merchant Acquiring Services	60,680	64,957	65,548	65,820	63,949	(5.1)
Other Transaction Processing Services Revenue	53,123	51,634	44,813	45,001	44,946	18.2
Service Charges on Deposits	26,370	28,136	29,292	28,800	26,189	0.7
Fiduciary and Asset Management Fees	12,262	12,710	11,868	11,509	11,713	4.7
Brokerage and Investment Banking Revenue	7,449	6,721	6,502	6,559	6,947	7.2
Mortgage Banking Income	7,226	6,837	8,440	8,105	5,873	23.0
Bankcard Fees	11,880	11,218	11,438	11,093	10,554	12.6
Securities Gains (Losses)	447	-	(982)	(1,062)	(73)	nm
Other Fee Income	9,427	9,079	10,024	10,357	9,283	1.6
Other Non-Interest Income	10,726	21,707	10,057	10,915	9,522	12.6

Non-Interest Income before Reimbursable Items	428,332	515,369	428,753	428,371	409,375	4.6
Reimbursable Items	85,727	83,894	99,187	86,138	82,500	3.9

Total Non-Interest Income	514,059	599,263	527,940	514,509	491,875	4.5

Non-Interest Expense:
Personnel Expense	254,953	256,691	256,220	233,847	227,758	11.9
Occupancy & Equipment Expense	92,914	116,470	100,504	99,495	97,700	(4.9)
Other Non-Interest Expense	98,557	115,755	98,995	109,690	105,836	(6.9)

Non-Interest Expense before Reimbursable Items	446,424	488,916	455,719	443,032	431,294	3.5
Reimbursable Items	85,727	83,894	99,187	86,138	82,500	3.9

Total Non-Interest Expense	532,151	572,810	554,905	529,170	513,794	3.6

Minority Interest in Consolidated Subsidiaries	11,278	16,790	10,406	11,165	9,740	15.8
Income Before Taxes	236,377	282,620	236,840	242,843	211,228	11.9
Income Tax Expense	89,624	107,073	82,774	90,046	76,722	16.8

Net Income	$146,753	175,547	154,066	152,797	134,506	9.1

Basic Earnings Per Share	$0.45	0.54	0.48	0.47	0.43	5.1
Diluted Earnings Per Share	0.45	0.54	0.47	0.47	0.43	4.7
Dividends Declared Per Share	0.21	0.20	0.20	0.20	0.20	5.1

Return on Assets*	1.86%	2.22%	2.00%	2.07%	1.96%	(10)	bp
Return on Equity*	15.94	19.03	17.63	18.45	17.88	(194)
Average Shares Outstanding - Basic	325,687	324,555	323,657	322,783	313,639	3.8%
Average Shares Outstanding - Diluted	329,573	328,122	326,834	325,421	316,208	4.2

bp - change is measured as difference in basis points.
nm - not meaningful
*ratios are annualized

Synovus						5 of 9
Financial Services Segment

INCOME STATEMENT
(In thousands)	2007	2006				1st Quarter
	First	Fourth	Third	Second	First	'07 vs. '06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$549,243	547,079	535,025	499,184	440,969	24.6%
Interest Expense	264,950	256,760	242,875	212,499	178,544	48.4

Net Interest Income (Taxable Equivalent)	284,293	290,319	292,150	286,685	262,425	8.3
Tax Equivalent Adjustment	1,344	1,448	1,395	1,471	1,476	(9.0)

Net Interest Income	282,949	288,871	290,755	285,214	260,949	8.4
Provision for Loan Losses	20,515	18,675	18,390	18,534	19,549	4.9

Net Interest Income After Provision	262,434	270,196	272,365	266,680	241,400	8.7

Non-Interest Income:
Service Charges on Deposits	26,370	28,136	29,292	28,800	26,189	0.7
Fiduciary and Asset Management Fees	12,473	12,921	12,077	11,720	11,910	4.7
Brokerage and Investment Banking Revenue	7,449	6,721	6,502	6,559	6,947	7.2
Mortgage Banking Income	7,226	6,837	8,440	8,105	5,873	23.0
Bankcard Fees	11,880	11,218	11,438	11,093	10,554	12.6
Securities Gains (Losses)	447	-	(982)	(1,062)	(73)	nm
Other Fee Income	9,427	9,079	10,024	10,357	9,283	1.6
Other Non-Interest Income	12,231	22,682	12,528	13,881	12,380	(1.2)

Total Non-Interest Income	87,503	97,594	89,319	89,453	83,063	5.3

Non-Interest Expense:
Personnel Expense	113,927	115,130	113,842	113,951	107,449	6.0
Occupancy & Equipment Expense	27,290	26,370	25,566	24,835	23,498	16.1
Other Non-Interest Expense	53,580	61,930	51,899	52,064	47,999	11.6

Total Non-Interest Expense	194,797	203,430	191,307	190,850	178,946	8.9

Income Before Taxes	155,140	164,360	170,377	165,283	145,517	6.6
Income Tax Expense	54,733	59,384	60,394	58,899	51,757	5.7

Net Income	$100,407	104,976	109,983	106,384	93,760	7.1

Return on Assets*	1.33%	1.39%	1.49%	1.50%	1.43%	(10)	bp
Return on Equity*	14.95	15.45	17.04	17.42	17.17	(222)

bp - change is measured as difference in basis points.
nm - not meaningful
*ratios are annualized

Synovus				6 of 9

	BALANCE SHEET	March 31, 2007	December 31, 2006	March 31, 2006

	(In thousands, except share data)

	ASSETS
	Cash and due from banks	$828,916	889,975	780,787
	Interest earning deposits with banks	35,586	19,389	6,608
	Federal funds sold and securities purchased
	under resale agreements	190,514	101,091	295,677
	Trading account assets	45,289	15,266	37,048
	Mortgage loans held for sale	181,266	175,042	172,975
	Investment securities available for sale	3,520,777	3,352,357	3,110,547

	Loans, net of unearned income	25,223,681	24,654,552	22,418,848
	Allowance for loan losses	(326,826)	(314,459)	(300,866)
	Loans, net	24,896,855	24,340,093	22,117,982

	Premises and equipment, net	769,271	752,738	691,231
	Contract acquisition costs and computer software, net	371,467	383,899	415,980
	Goodwill	681,132	669,515	452,469
	Other intangible assets, net	59,995	63,586	42,795
	Other assets	1,126,377	1,091,822	1,037,078

	Total assets	$32,707,445	31,854,773	29,161,177

	LIABILITIES AND SHAREHOLDERS' EQUITY
	Liabilities:
	Deposits:
	Non-interest bearing retail and commercial deposits	$3,573,323	3,538,598	3,621,639
	Interest bearing retail and commercial deposits	18,194,828	17,741,354	15,769,106

	Total retail and commercial deposits	21,768,151	21,279,952	19,390,745
	Brokered time deposits	3,074,228	3,014,495	2,411,201

	Total deposits	24,842,379	24,294,447	21,801,946

	Federal funds purchased and other short-term
	borrowings	1,560,530	1,572,809	1,635,759
	Long-term debt	1,551,856	1,350,139	1,731,118
	Other liabilities	666,704	692,019	584,721

	Total liabilities	28,621,469	27,909,414	25,753,544

	Minority interest in consolidated subsidiaries	249,425	236,709	205,552

	Shareholders' equity:
	Common stock, par value $1.00 a share (1)	332,512	331,214	325,366
	Additional paid-in capital	1,070,330	1,033,055	869,402
	Treasury stock (2)	(113,944)	(113,944)	(113,944)
	Accumulated other comprehensive income (loss)	6,989	(2,129)	(43,190)
	Retained earnings	2,540,664	2,460,454	2,164,447

	Total shareholders' equity (3)	3,836,551	3,708,650	3,202,081

	Total liabilities and shareholders' equity	$32,707,445	31,854,773	29,161,177

(1)	Common shares outstanding: 326,850,123; 325,552,375; and 319,703,971 at March 31, 2007, December 31, 2006 and March 31, 2006, respectively.
(2)	Treasury shares: 5,661,538 at March 31, 2007, December 31, 2006, and March 31, 2006.
(3)	Book value per common share: $11.74; $11.39; and $10.02 at March 31, 2007, December 31, 2006, and March 31, 2006, respectively.

Synovus					7 of 9
AVERAGE BALANCES AND YIELDS/RATES*
(Dollars in thousands)
	2007	2006
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets

Taxable Investment Securities	$3,301,137	3,178,852	3,025,507	3,008,122	2,823,306
Yield	4.77%	4.51	4.39	4.21	4.08
Tax-Exempt Investment Securities	$185,012	193,737	197,024	202,676	201,432
Yield	6.84%	6.95	6.70	6.73	6.86
Trading Account Assets	$64,204	34,471	53,181	47,398	37,659
Yield	5.65%	6.67	5.30	5.72	7.42
Commercial Loans	$21,242,921	20,791,108	20,407,139	19,723,353	18,357,939
Yield	8.24%	8.25	8.23	7.99	7.59
Consumer Loans	$928,256	928,521	929,964	898,210	855,079
Yield	8.01%	7.98	7.96	7.88	7.71
Mortgage Loans	$1,081,760	1,089,794	1,091,425	1,071,477	1,039,741
Yield	6.98%	6.99	6.93	6.82	6.67
Credit Card Loans	$270,444	268,705	265,120	260,010	260,251
Yield	11.17%	10.89	10.86	10.81	10.81
Home Equity Loans	$1,385,012	1,316,842	1,252,803	1,231,592	1,188,152
Yield	7.68%	7.82	7.97	7.69	7.30
Allowance for Loan Losses	$(317,977)	(317,603)	(318,195)	(307,674)	(294,817)
Loans, Net	$24,590,415	24,077,366	23,628,256	22,876,968	21,406,345
Yield	8.28%	8.29	8.29	8.06	7.67
Mortgage Loans Held for Sale	$160,482	149,113	130,196	132,605	117,085
Yield	6.07%	6.02	6.51	7.08	6.61
Federal Funds Sold and Other Short-Term Investment	$147,932	120,804	155,200	139,923	118,774
Yield	5.61%	5.40	5.32	5.07	4.42

Total Interest Earning Assets	$28,449,181	27,754,344	27,189,364	26,407,692	24,704,601
Yield	7.82%	7.83	7.81	7.58	7.23

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,113,531	3,034,375	2,946,646	3,040,292	3,004,244
Rate	2.30%	2.18	2.03	1.81	1.63
Money Market Accounts	$7,083,633	6,956,181	6,587,365	6,196,865	5,800,154
Rate	4.49%	4.45	4.38	4.00	3.55
Savings Deposits	$502,948	514,317	547,779	573,776	535,475
Rate	0.68%	0.72	0.72	0.69	0.47
Time Deposits Under $100,000	$3,037,815	3,003,141	2,917,518	2,738,528	2,501,504
Rate	4.79%	4.64	4.38	3.92	3.55
Time Deposits Over $100,000 (less brokered
time deposits)	$4,101,471	3,997,493	3,756,853	3,362,304	3,067,094
Rate	5.15%	5.07	4.92	4.44	4.01
Total Interest Bearing Core Deposits	17,839,398	17,505,508	16,756,161	15,911,765	14,908,471
Rate	4.20%	4.12	3.97	3.54	3.15
Brokered Time Deposits	$3,030,793	3,137,889	3,165,905	2,740,674	2,364,383
Rate	5.08%	5.01	4.85	4.57	4.24
Total Interest Bearing Deposits	$20,870,191	20,643,396	19,922,066	18,652,438	17,272,854
Rate	4.33%	4.26	4.11	3.69	3.30
Federal Funds Purchased and Other
Short-Term Borrowings	$1,690,049	1,283,832	1,553,699	1,772,113	1,530,099
Rate	4.87%	4.72	4.73	4.76	4.28
Long-Term Debt	$1,450,466	1,360,635	1,364,227	1,586,586	1,774,804
Rate	5.05%	4.90	4.57	4.42	4.62

Total Interest Bearing Liabilities	$24,010,706	23,287,863	22,839,991	22,011,138	20,577,757
Rate	4.41%	4.32	4.18	3.83	3.48

Non-Interest Bearing Demand Deposits	$3,372,105	3,469,233	3,528,942	3,511,554	3,443,867
Shareholders' Equity	$3,733,523	3,659,996	3,467,029	3,321,397	3,050,256
Total Assets	$32,022,912	31,307,991	30,613,827	29,563,064	27,792,577

Net Interest Margin	4.10%	4.20	4.30	4.39	4.32

*Yields and rates are annualized

LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION				8 of 9
(Dollars in thousands)
	Total Loans	Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans
Loan Type
Multi-Family	$519,219	2.1%	$388	0.3%
Hotels	661,985	2.6	1,270	0.9
Office Buildings	852,973	3.4	4,388	3.2
Shopping Centers	742,344	2.9	-	0.0
Commercial Development	866,920	3.5	-	0.0
Other Investment Property	529,394	2.1	414	0.3

Total Investment Properties	4,172,835	16.6	6,460	4.7

1-4 Family Construction	2,404,235	9.5	17,530	12.6
1-4 Family Perm / Mini-Perm	1,145,235	4.5	10,773	7.8
Residential Development	2,178,573	8.7	21,155	15.2

Total 1-4 Family Properties	5,728,043	22.7	49,458	35.6

Land Acquisition	1,516,526	6.0	15,800	11.4

Total Commercial Real Estate	11,417,404	45.3	71,718	51.7

Commercial , Financial, and Agricultural	6,055,447	24.0	38,629	27.8
Owner-Occupied	4,122,498	16.4	15,501	11.2

Total Commercial & Industrial	10,177,945	40.4	54,130	39.0

Home Equity	1,401,898	5.6	4,888	3.5
Consumer Mortgages	1,518,168	6.0	6,004	4.3
Credit Card	273,462	1.1	-	0.0
Other Retail Loans	483,412	1.8	2,050	1.5

Total Retail	3,676,940	14.5	12,942	9.3
Unearned Income	(48,608)	(0.2)	-
Total	$25,223,681	100.0%	$138,790	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Dollars in thousands)
	Total Loans		1Q07 vs. 4Q06		1Q07 vs. 1Q06
Loan Type	March 31, 2007	December 31, 2006	% change (1)	March 31, 2006	% change (2)
Multi-Family	$519,219	505,586	10.9%	$542,363	(4.3)%
Hotels	661,985	643,180	11.9	715,033	(7.4)
Office Buildings	852,973	881,658	(13.2)	819,304	4.1
Shopping Centers	742,344	764,924	(12.0)	704,257	5.4
Commercial Development	866,920	876,570	(4.5)	897,925	(3.5)
Other Investment Property	529,394	434,298	88.8	384,524	37.7
Total Investment Properties	4,172,835	4,106,216	6.6	4,063,406	2.7

1-4 Family Construction	2,404,235	2,347,025	9.9	1,851,116	29.9
1-4 Family Perm / Mini-Perm	1,145,235	1,193,895	(16.5)	1,127,194	1.6
Residential Development	2,178,573	2,036,207	28.4	1,648,332	32.2
Total 1-4 Family Properties	5,728,043	5,577,127	11.0	4,626,642	23.8

Land Acquisition	1,516,526	1,402,402	33.0	1,152,499	31.6

Total Commercial Real Estate	11,417,404	11,085,745	12.1	9,842,547	16.0

Commercial , Financial, and Agricultural	6,055,447	5,875,854	12.4	5,384,528	12.5
Owner-Occupied	4,122,498	4,080,742	4.1	3,854,881	6.9

Total Commercial & Industrial	10,177,945	9,956,596	9.0	9,239,409	10.2
Home Equity	1,401,898	1,364,030	11.3	1,214,544	15.4
Consumer Mortgages	1,518,168	1,517,849	0.1	1,407,608	7.9
Credit Card	273,462	276,269	(4.1)	256,460	6.6
Other Retail Loans	483,412	500,757	(14.0)	506,772	(4.8)

Total Retail	3,676,940	3,658,905	2.0	3,385,384	8.6
Unearned Income	(48,608)	(46,695)	16.6	(48,492)	0.2

Total	$25,223,681	24,654,552	9.4%	$22,418,848	12.5%

(1)	Percentage change in annualized
(2)

The percentage change comparison to March 31, 2006 is impacted by the acquisition of Banking Corporation of Florida (First Florida) which was completed on March 31, 2006. First Florida contributed $346 million, respectively, in total loans. Excluding the impact of First Florida the year-over-year growth is 11.0%.

Synovus						9 of 9

CREDIT QUALITY DATA
(Dollars in thousands)	2007	2006				1st Quarter

	First	Fourth	Third	Second	First	'07 vs. '06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$138,790	96,623	94,766	88,805	80,061	73.4%
Other Real Estate	31,710	25,923	31,549	25,634	20,357	55.8
Nonperforming Assets	170,500	122,545	126,315	114,439	100,418	69.8
Allowance for Loan Losses	326,826	314,459	319,973	313,694	300,866	8.6

Net Charge-Offs - Quarter	8,148	24,190	12,111	9,528	14,388	(43.4)
Net Charge-Offs - YTD	8,148	60,217	36,027	23,916	14,388	(43.4)
Net Charge-Offs / Average Loans - Quarter	0.13	0.39	0.20	0.17	0.27
Net Charge-Offs / Average Loans - YTD	0.13	0.26	0.21	0.21	0.27

Nonperforming Loans / Loans & ORE	0.55	0.39	0.39	0.38	0.36
Nonperforming Assets / Loans & ORE	0.68	0.50	0.52	0.48	0.45
Allowance / Loans	1.30	1.28	1.32	1.33	1.34

Allowance / Nonperforming Loans	235.48	325.45	337.65	353.24	375.79
Allowance / Nonperforming Assets	191.69	256.61	253.31	274.11	299.61

Past Due Loans over 90 days	27,414	34,031	18,002	19,340	17,376
As a Percentage of Loans Outstanding	0.11	0.14	0.07	0.08	0.08

Total Past Dues	150,188	154,027	140,526	111,464	114,744
As a Percentage of Loans Outstanding	0.60	0.62	0.58	0.47	0.51

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	March 31, 2007	December 31, 2006	March 31, 2006

Tier 1 Capital	$3,395,238	3,254,603	2,836,286
Total Risk-Based Capital	4,472,064	4,319,062	3,887,152
Tier 1 Capital Ratio	10.89%	10.87	10.34
Total Risk-Based Capital Ratio	14.34	14.43	14.16
Leverage Ratio	10.85	10.64	10.45

(1) March 31, 2007 information is preliminary.